SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): ___January 5, 2004__

                  American Wagering, Inc.
(Exact name of registrant as specified in its charter)

          Nevada                            000-20685             88-0344658
           (State or other jurisdiction                                                        (Commission                                     (I.R.S. Employer
              of incorporation)       File Number)                                    Identification No.)

   675 Grier Drive, Las Vegas, Nevada ______________________________                                            89119
(Address of principal executive offices)                                         (Zip Code)

Registrant’s telephone number, including area code:   (702) 735-0101

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Item 1. Changes In Control Of Registrant

None

Item 2. Acquisition Or Disposition Of Assets

None

Item 3. Bankruptcy Or Receivership

On January 5, 2004, the United States Bankruptcy Court for the District of Nevada, Northern Division, in Reno, Nevada (the "Bankruptcy Court") considered cross-motions for summary judgment in the adversary proceeding filed by American Wagering, Inc. (the "Registrant") and its wholly owned subsidiary Leroy’s Horse & Sports Place, Inc. ("Leroy’s") (collectively, the "Debtors") seeking to subordinate the judgment claim of Michael Racusin ("Racusin") pursuant to 11 U.S.C. Section 510(b). The Bankruptcy Court denied the Debtors’ motion to subordinate the Racusin claim and granted Racusin’s cross-motion determining that the Racusin claim is not subject to subordination pursuant to Section 510(b). The Debtors intend to appeal the decision.

Item 4. Changes In Registrant's Certifying Accountant

None

Item 5. Other Events and Regulation FD Disclosure

None

Item 6. Resignations Of Directors And Executive Officers

None

Item 7. Financial Statements & Exhibits

(a)         Financial statements.

None

(b)         Exhibits.

None

Item 8. Change In Fiscal Year

None

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on form 8K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 12, 2004.

                                                                                                              AMERICAN WAGERING, INC.

                                     By: /s/  Timothy F. Lockinger
                                     Name: Timothy F. Lockinger
                                     Title: Chief Financial Officer
                                     Principal Accounting Officer

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